American Century Mutual Funds, Inc. Prospectus Supplement New Opportunities Fund
Supplement dated April 10, 2017 ■ Prospectus dated March 1, 2017
All references to Institutional Class are changed to I Class. Effective with this change, I Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors and financial intermediaries. Employer-sponsored retirement plans may not invest in I Class shares, except that plans invested in the I Class prior to April 10, 2017 may make additional purchases.

The following is added as the last sentence to the first paragraph under Fees and Expenses in the prospectus.
Additional information about sales charge discounts can be found in Appendix A of the prospectus.

The following replaces the Portfolio Manager section on page 4 of the prospectus.
Portfolio Managers
Matthew Ferretti, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006. Mr. Ferretti has announced his plan to leave American Century Investments. As a result, he will no longer serve as a portfolio manager of the fund as of April 30, 2017.
Jackie Wagner, Portfolio Manager, has been a member of the team that manages the fund since 2009.

The following portfolio manager is added effective April 30, 2017.
Jeff Hoernemann, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2014.

The following replaces The Fund Management Team section on pages 8-9 of the prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Matthew Ferretti
Mr. Ferretti, Vice President and Portfolio Manager, rejoined the team that manages the fund in 2006. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006. He has a bachelor of science degree from the University of Notre Dame, a JD from Villanova University and an MBA from the University of Texas. He is a CFA charterholder. Mr. Ferretti has announced his plan to leave American Century Investments. As a result, he will no longer serve as a portfolio manager of the fund as of April 30, 2017.
Jackie Wagner
Ms. Wagner, Portfolio Manager, has been a member of the team that manages the fund since 2009. She joined American Century Investments in 2005, became an analyst in 2009 and a portfolio manager in 2015. She has a bachelor’s degree in business administration and an MBA from the University of Missouri - Kansas City.

The following portfolio manager is added effective April 30, 2017.
Jeff Hoernemann
Mr. Hoernemann, Portfolio Manager, has been a member of the team that manages the fund since joining American Century in 2014 as senior investment analyst. He became a portfolio manager in 2017. Prior to joining American Century, he was a senior investment analyst at Scout Investments from 2011 to 2014. He has a bachelor’s degree from Hamline University and an MBA from the University of St. Thomas. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

The following paragraph is added as the second paragraph under the Calculation of Sales Charges section in the prospectus.
The availability of the sales charge reductions and waivers discussed below will depend upon whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of these reductions or waivers.  Please refer to Appendix A for information provided by certain financial intermediaries regarding their sales charge waiver or discount policies that are applicable to investors transacting in fund shares through such financial intermediary.

The following is added as Appendix A to the prospectuses.
Appendix A
The information in this Appendix is part of, and incorporated into, the fund’s prospectus.

Financial Intermediary Sales Charge Reduction and Waiver Information
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are set forth below. In all instances, it is the investor’s responsibility to notify the fund or the applicable financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Sales Charge Reductions and Waivers Available through Merrill Lynch
Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

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Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from C Class (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or trustees of the fund, and employees of the fund’s investment advisor or any of its affiliates, as described in this prospectus

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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

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Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

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